INDUSTRIAL LEASE AGREEMENT



                                     BETWEEN



                           MIDDLE ROAD PROPERTIES, LLC



                                   AS LANDLORD



                                       AND



                                 M.J. SOFFE CO.



                                    AS TENANT







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                           INDUSTRIAL LEASE AGREEMENT



         THIS LEASE AGREEMENT (the "Lease") is made as of the 3rd day of October, 2003 ("Lease Date") by and between MIDDLE ROAD PROPERTIES, LLC, a North Carolina limited liability company ("Landlord"), and M.J. SOFFE Co., a North Carolina corporation ("Tenant") (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).

                              W I T N E S S E T H:

         1.  Basic  Lease  Provisions.   The  following   constitute  the  basic
provisions of this Lease:

                  (a)  Demised Premises Address:   1030  Fort  Worth  Avenue
                                                   Fayetteville, North Carolina

                  (b) Demised Premises Square Footage: approximately 23.80 acres

                  (c) Building Square Footage: approximately 128,550 sq. ft.

                  (d) Annual Base Rent: $565,620.00

                  (e) Monthly Base Rent Installments: $47,135.00.

                  (f) Lease Commencement Date: October 3, 2003.

                  (g) Base Rent Commencement Date: Lease Commencement Date.

                  (h) Expiration Date of Initial Term: October 2, 2008.

                  (i) Initial Term: Five (5) years.

                  (j) Option Term: Five (5) years.

                  (k) Address for notice:

                           Landlord:        Middle Road Properties, LLC
                                            822 Shannon Drive
                                            Fayetteville, NC 28305
                                            Attn: Manager


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                           Tenant:  M.J. Soffe Co.
                           One Soffe Drive
                           Fayetteville, NC 28305
                           Attn: __________________________

                  (l) Address for rental payments:

                           Middle Road Properties, LLC
                           822 Shannon Drive
                           Fayetteville, NC 28305
                           Attn: Manager

         2. Demised Premises. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord all upon the terms and conditions hereinafter set forth the following premises, referred to as the "Demised Premises", as outlined on Exhibit A attached hereto and incorporated herein: approximately 23.80 acres located at 1030 Fort Worth Avenue, Fayetteville, Cumberland County, North Carolina, and the building (the "Building") and other improvements located thereon. The Building contains approximately 128,550 square feet.

         3. Term.  To have and to hold the Demised  Premises  for a term of five
(5) years (the "Initial Term"), commencing on the Lease Commencement Date and terminating on the Expiration Date as such dates are set forth in Section 1 (f) and Section 1(h), respectively, as such Expiration Date may be extended by Tenant's exercise of the Option Term (as hereinafter defined) (the Initial Term and the Option Term, herein referred to as the "Term").

         So long as there is no continuing event of default under this Lease, either at the time of exercise or at the time the Option Term commences, Tenant shall have the option to extend the Initial Term for an additional period of five (5) years (the "Option Term") on the same terms, covenants and conditions of this Lease, except that the Base Rent during the Option Term shall be determined pursuant to Section 6 hereof. Tenant shall exercise its option, if at all, by giving Landlord written notice thereof (the "Option Notice") at least one hundred eighty (180) days prior to the expiration of the Initial Term.

         The term "Lease Year", as used in this Lease, shall mean the 12-month period commencing on the Lease Commencement Date, and each 12-month period thereafter during the Term; provided, however, that if the Lease Commencement Date is a day other than the first day of a calendar month, the first Lease Year shall include the period between the Lease Commencement Date and the end of the calendar month in which the Lease Commencement Date occurs and shall extend through the end of the twelfth (12th) full calendar month following the Lease Commencement Date.

         4. Base Rent.  Tenant shall pay to Landlord at the address set forth in
Section 1(l), as base rent for the Demised Premises, commencing on the Base Rent Commencement Date and continuing throughout Initial Term in lawful money of the United States, the annual amount set forth in Section 1(d) payable in equal

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monthly installments as set forth in Section 1(e) (the "Base Rent"),  payable in advance, without demand and without abatement, reduction, set-off or deduction, on the first day of each calendar month during the Initial Term. If the Base Rent Commencement Date shall fall on a day other than the first day of a calendar month, the Base Rent shall be apportioned pro rata on a per diem basis
(i) for the period between the Base Rent Commencement Date and the first day of the following calendar month (which pro rata payment shall be due and payable on the Base Rent Commencement Date), and (ii) for the last partial month of the Initial Term, if applicable. No payment by Tenant or receipt by Landlord of rent hereunder shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent or pursue any other remedies available to Landlord.

         5. Taxes. Tenant shall at all times during the term of this Lease be liable for and pay: (i) all ad valorem taxes assessed on the Demised Premises and on Tenant's property located on the Demised Premises; (ii) any use taxes payable on account of the rent and other sums paid to Landlord hereunder; and
(iii) except as otherwise provided herein, all assessments and other charges which may be imposed, levied or assessed by any governmental authority against or with respect to the Demised Premises including any taxes on the leasehold interest. Upon Landlord's written request to Tenant, Tenant shall pay any or all of such taxes (or pro-rata portion thereof) to Landlord on a monthly basis in advance with each installment of Base Rent. If not so requested, all such taxes and assessments described in this Section shall be paid by Tenant directly to the applicable governmental authority prior to the time when due. Upon payment of the taxes, Tenant shall provide Landlord with a receipt from the governmental authority evidencing such payment.

         6. Option Term Rent. The Base Rent for the Option Term Period shall be determined as follows:

         (a) Landlord and Tenant shall have fifteen (15) days after Landlord receives the Option Notice (the "Rent Agreement Deadline") within which to agree on the then-fair market rental value of the Demised Premises and rental increases to the Base Rent for the Option Term. If the parties agree on the Base Rent and rental increases for the Option Term on or prior to the Rent Agreement Deadline, the parties shall execute an amendment to this Lease setting forth the Base Rent and rental increases for the Option Term.

         (b) If the parties are unable to agree on the Base Rent and rental increases for the Option Term on or prior to the Rent Agreement Deadline, the Base Rent for the Option Term shall be the then-fair market rental value of the Demised Premises as determined in accordance with Section 6(d) and the periodic rental increases shall be consistent with current market standards for rent increases at that time, in amounts and at frequencies determined by the brokers pursuant to Section 6(d).

         (c) "Then-fair market rental value of the Demised Premises" means what a landlord under no compulsion to lease the Demised Premises and a tenant under no compulsion to lease the Demised Premises would determine as rents (including

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Base Rent and rental  increases) for the Option Term, as of the  commencement of the Option Term, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Demised Premises, and the rent for comparable buildings located in the vicinity of Fayetteville, North Carolina.

         (d) Within seven (7) days after the Rent Agreement Deadline, Landlord and Tenant shall each select a real estate broker with at least five (5) years' full-time commercial real estate experience in the area in which the Demised Premises is located to appraise the then-fair market rental value of the Demised Premises. Each party shall be responsible for the payment of any costs associated with the selection of such party's broker, including without limitation, any fees charged by such broker. If either Landlord or Tenant fails to select a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker selected shall be the sole broker and shall determine the then-fair market rental value of the Demised Premises. If two (2) brokers are selected pursuant to this Section, they shall meet promptly and attempt to determine the then-fair market rental value of the Demised Premises. If the brokers are unable to agree within thirty (30) days after the second broker has been selected (the "Broker Agreement Deadline"), the two brokers shall attempt to select a third broker meeting the qualifications stated in this Section within ten (10) days after the Broker Agreement Deadline. If the two brokers are unable to agree on the third broker, each broker shall submit its good-faith appraisal in writing to both Landlord and Tenant within thirty (30) days of the Broker Agreement Deadline. The two (2) appraisals shall be averaged and the average shall be deemed the then-fair market rental value of the Demised Premises. In the event the brokers are able to select such third broker, within thirty (30) days after the selection of the third broker, a majority of the brokers shall determine the then-fair market rental value of the Demised Premises. If a majority of the brokers are unable to determine the then-fair market rental value of the Demised Premises within thirty (30) days after selection of the third broker, each broker shall submit its good-faith appraisal in writing to both Landlord and Tenant. The three (3) appraisals shall be averaged and the average shall be deemed the then-fair market rental value of the Demised Premises. Notwithstanding anything to the contrary or apparently to the contrary herein, no broker shall be selected to determine the then-fair market value of the Demised Premises in accordance with this Section if such broker has previously worked or acted in any capacity for either Landlord or Tenant.

         7. Option to Purchase.

         (a) Grant. Landlord hereby grants to Tenant the option to purchase the Demised Premises (the "Purchase Option"). Tenant must exercise its Purchase Option, if at all, by written notice to Landlord at least six (6) months prior to the expiration of the Initial Term. Such notice must state a closing date no more than thirty (30) days after the Expiration Date of the Initial Term.

         (b) Assignment. The Purchase Option may not be assigned apart from this Lease.

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         (c)  Conditions.  The Purchase  Option is  conditioned  upon Tenant not being in default at either the time of its exercise of the Purchase Option or the time of closing of such option.

         (d) Purchase Price. The purchase price is $5,250,000 and shall be paid in cash or certified funds, as directed by Landlord, at closing.

         (e) Closing. At closing, Landlord shall convey the Demised Premises to Tenant by special warranty deed, subject to all exceptions or matters of record at the time of closing. Landlord shall pay the cost of any transfer taxes and its attorney's fees. Tenant shall pay recording fees and charges, its attorney's fees and any other costs and expenses it incurs in connection herewith. At closing, Landlord shall deliver the special warranty deed, and Tenant shall pay the purchase price to Landlord.

         8. Use of Demised Premises.

         (a) During the continuation of this Lease, the Demised Premises shall be used and occupied for storage and distribution of apparel, ancillary office purposes and operation of a retail store and for no other purposes without the written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall not use the Demised Premises for any purpose in violation of any law, municipal ordinance or regulation, nor shall Tenant perform any acts or carry on any practices which may injure the Demised Premises or the Building or be a nuisance, disturbance or menace.

         (b) Tenant shall not permit liens to attach or exist against the Demised Premises, and shall not commit any waste.

         (c) The Demised Premises shall not be used for any illegal purposes.

         (d) Tenant shall not in any way violate any law, ordinance or restrictive covenant affecting the Demised Premises, and shall not in any manner use the Demised Premises so as to cause cancellation of, prevent the use of, or increase the rate of, the fire and extended coverage insurance policy required hereunder. Landlord makes no (and does hereby expressly disclaim any) covenant, representation or warranty as to the Permitted Use being allowed by or being in compliance with any applicable laws, rules, ordinances or restrictive covenants now or hereafter affecting the Demised Premises, and any zoning letters, copies of zoning ordinances or other information from any governmental agency or other third party provided to Tenant by Landlord or any of Landlord's agents or employees shall be for informational purposes only, Tenant hereby expressly acknowledging and agreeing that Tenant shall conduct and rely solely on its own due diligence and investigation with respect to the compliance of the Permitted Use with all such applicable laws, rules, ordinances and restrictive covenants and not on any such information provided by Landlord or any of its agents or employees. Landlord shall not voluntarily initiate any action which would cause a change in zoning laws and ordinances applicable to the Demised Premises so as to result in the Permitted Use being in violation of such zoning laws or ordinances nor support any such action initiated by a third party.

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         (e) In the event insurance premiums  pertaining to the Demised Premises or the Building, whether paid by Landlord or Tenant, are increased over the least hazardous rate available due to the nature of the use of the Demised Premises by Tenant, Tenant shall pay such additional amount as Additional Rent.

         9. Insurance.

         (a) Landlord shall maintain during the Term a policy or policies of insurance insuring the Demised Premises against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief and special extended coverage on the Building, and the Tenant shall reimburse the Landlord for the reasonable costs of such reasonable coverage. Such coverage shall be in such amounts as Landlord may from time to time reasonably determine. Tenant shall neither use the Demised Premises nor permit the Demised Premises to be used or acts to be done therein which will (i) increase the premium of any insurance described in this subsection, but Landlord acknowledges Tenant's intended use of the Demised Premises pursuant to Section 8 and admits that such use does not increase the premium of any insurance described herein at the time of execution hereof; (ii) cause a cancellation of or be in conflict with any such insurance policies; (iii) result in a refusal by insurance companies of good standing to insure all or any part of the Demised Premises in amounts reasonably satisfactory to Landlord; or (iv) subject Landlord to any liability or responsibility for injury to any person or property by reason of any operation being conducted in the Demised Premises. If Tenant's conduct or use of the Demised Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase upon demand therefor by Landlord.

         (b)  Tenant  covenants  and  agrees  that  from  and  after  the  Lease
Commencement Date or any earlier date upon which Tenant enters or occupies the Demised Premises or any portion thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

                  (i) Liability insurance in the Commercial General Liability form (including Broad Form Property Damage and Contractual Liabilities or reasonable equivalent thereto) covering the Demised Premises and Tenant's use thereof against claims for bodily injury or death, property damage and product liability occurring upon, in or about the Demised Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts of not less than $3,000,000.00 and to have general aggregate limits of not less than $10,000,000.00 for each policy year. The insurance coverage required under this Section shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 15 and, if necessary, the policy shall contain a contractual endorsement to that effect.

                  (ii) Insurance covering (A) all of the items included in the leasehold improvements constructed in the Demised Premises by or at the expense of Landlord (collectively, the "Improvements"), including but not limited to demising walls and the heating, ventilating and air conditioning system and (B) Tenant's trade fixtures, merchandise and personal property from time to time in, on or upon the Demised Premises, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form

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         of "Special  Form" fire and casualty  insurance  policy,  together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance relating to the Improvements shall be used solely for the repair, construction and restoration or replacement of the Improvements damaged or destroyed unless this Lease shall cease and terminate under the provisions of Section 19.

         (c) All policies of the insurance provided for in Section 9(b) shall be issued in form reasonably acceptable to Landlord by insurance companies with a rating of not less than "A," and financial size of not less than Class XII, in the most current available "Best's Insurance Reports", and licensed to do business in North Carolina. Each and every such policy:

                  (i) shall name Landlord, Lender (as defined in Section 23), and any other party reasonably designated by Landlord, as an additional insured. In addition, the coverage described in Section 9(b)(ii)(A) relating to the Improvements shall also name Landlord as "loss payee";

                  (ii) shall be delivered to Landlord, in the form of an insurance certificate reasonably acceptable to Landlord as evidence of such policy, prior to the Lease Commencement Date and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

                  (iii) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

                  (iv) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

         (d) The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. In the event that Tenant shall fail to carry and maintain the insurance coverages set forth in this Section, Landlord may upon thirty (30) days prior written notice to Tenant (unless such coverages will lapse in which event no such notice shall be necessary) procure such policies of insurance and Tenant shall promptly reimburse Landlord therefor.

         (e) Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Demised Premises, its contents or to the other portions of the Building, arising from any risk covered by "Special Form" fire and extended coverage insurance of the type and amount required to be carried hereunder, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The parties hereto shall cause their respective insurance companies insuring the property of either Landlord or

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Tenant  against  any such  loss,  to waive  any right of  subrogation  that such insurers may have against Landlord or Tenant, as the case may be.

         10. Utilities. During the Term, Tenant shall promptly arrange for and pay as billed to Tenant all rents and charges for water and sewer services and all costs and charges for gas, steam, electricity, fuel, light, power, telephone, heat and any other utility or service used or consumed in or servicing the Demised Premises and all other costs and expenses involved in the care, management and use thereof as charged by the applicable utility companies. Tenant's obligation for payment of all utilities shall commence on the earlier of the Lease Commencement Date or the date of Tenant's actual occupancy of all or any portion of the Demised Premises, including any period of occupancy prior to the Lease Commencement Date, regardless of whether or not Tenant conducts business operations during such period of occupancy. If Tenant fails to pay any utility bills or charges, Landlord may, at its option, pay the same and in such event, the amount of such payment, together with interest thereon at the Interest Rate as defined in Section 30 from the date of such payment by Landlord, will be added to Tenant's next due payment as Additional Rent.

         11. Maintenance and Repairs.

         (a) Landlord shall have no obligation to maintain any portion of the Demised Premises, it being the intention of the parties that this be an absolute net lease. Tenant shall, at its sole cost and expense, maintain the Demised Premises in good condition and repair during the term of this Lease. Tenant shall be obligated to maintain all of the interior and exterior of the improvements comprising the Demised Premises, including but not limited to, the plumbing, heating, electrical wiring, well pump, air conditioning and other mechanical systems in such improvements, all interior and exterior painting and decorating, the roof and all other structural components of such improvements. Tenant shall also perform all maintenance of the grounds comprising the Demised Premises, including but not limited to, trimming the shrubs, mowing the grass and cleaning and repairing all parking lots and driveways located on the Demised Premises. All such repairs, restorations, and replacements will be in quality and class equal to the original work or installations and the Demised Premises shall be kept in a neat and orderly manner. Tenant shall deliver the Demised Premises to Landlord at the expiration or earlier termination of this Lease in as good condition as of the effective date of this Lease, normal wear and tear and damage by casualty excepted. During the Term, Tenant shall maintain in full force and effect a service contract for the maintenance of the heating, ventilation and air conditioning systems with an entity reasonably acceptable to Landlord. Tenant shall deliver to Landlord (i) a copy of said service contract prior to the Lease Commencement Date, and (ii) thereafter, a copy of a renewal or substitute service contract within thirty (30) days prior to the expiration of the existing service contract. In the event Landlord, its employees, contractors or agents causes any damage to the Demised Premises, Landlord shall promptly repair such damage in a good and workmanlike manner at Landlord's sole cost and expense.

         (b) Landlord shall have no obligation of any maintenance or repair including but not limited to any maintenance or repair required because of the act or negligence of Tenant or any of Tenant's subsidiaries or affiliates, or any of Tenant's or such subsidiaries' or affiliates' agents, contractors,

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employees, licensees or invitees (collectively, "Tenant's Affiliates"), the cost of which shall be the responsibility of Tenant.

         (c) Unless the same is caused solely by the gross negligence of Landlord, its employees or agents, and is not covered by the insurance required to be carried by Tenant pursuant to the terms of this Lease, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Demised Premises, or for any damage occasioned by water coming into the Demised Premises or arising from the acts or negligence of occupants of adjacent property or the public.

         12. Tenant's Personal Property. All of Tenant's personal property in the Demised Premises shall be and remain at Tenant's sole risk. Landlord, its agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord from, any and all liability for theft thereof or any damage thereto occasioned by any act of God or by any acts, omissions or negligence of any persons.

         13. Tenant's Fixtures. Tenant shall have the right to install in the Demised Premises trade fixtures required by Tenant or used by it in its business, and if installed by Tenant, to remove any or all such trade fixtures from time to time during and prior to termination or expiration of this Lease, provided no uncured Event of Default, as defined in Section 21, then exists; provided, however, that Tenant shall repair and restore any damage or injury to the Demised Premises (to the condition in which the Demised Premises existed prior to such installation) caused by the installation and/or removal of any such trade fixtures.

         14. Signs. No sign, advertisement or notice shall be inscribed, painted, affixed, or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except in such places, numbers, sizes, colors and styles as are approved in advance in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and which conform to all applicable laws, ordinances, or covenants affecting the Demised Premises. Any and all signs installed or constructed by or on behalf of Tenant pursuant hereto shall be installed, maintained and removed by Tenant at Tenant's sole cost and expense.

         15. Indemnity. Tenant shall defend Landlord from and against any and all actions against Landlord, any partner, trustee, stockholder, member, manager, officer, director, employee or beneficiary of Landlord, holders of mortgages on the Demised Premises and any other party having an interest in the Demised Premises (herein, the "LANDLORD INDEMNIFIED PARTIES") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Landlord Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) bodily injury to or death of any person, or damage to or loss of tangible property, on or about the Demised Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any part thereof and not caused by the gross negligence or willful misconduct of any Landlord Indemnified Party, or (ii) any negligent act, omission or willful misconduct of Tenant or its respective agents, contractors, licensees, sublessees or invitees, or (iii) any uncured breach by Tenant of its obligations under this Lease. Notwithstanding anything to the contrary or apparently to the contrary herein, Tenant shall have no obligation to indemnify the holders of mortgages on the Demised Premises in their role as holders of mortgages (but shall have the obligation if the holder has succeeded to the interest of Landlord) for any uncured breach by Tenant of its obligations under this Lease as referenced in (iii) above.

         Landlord shall defend Tenant from and against all actions against Tenant, any partner, trustee, stockholder, member, manager, officer, director, employee, lender or beneficiary of Tenant (herein, the "TENANT INDEMNIFIED PARTIES") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Tenant Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) any grossly negligent act or omission or willful misconduct of Landlord or its agents, contractors, licensees, sublessees or invitees with respect to this Lease, or (ii) any uncured breach by Landlord of its obligations under this Lease. The provisions of this section shall survive the expiration or earlier termination of this Lease with respect to any damage, injury or death occurring before such expiration or termination. Notwithstanding anything to the contrary or apparently to the contrary herein, Landlord shall have no obligation to indemnify the holders of leasehold mortgages on the Demised Premises in their role as holders of leasehold mortgages (but shall have the obligation if the holder has succeeded to the interest of Tenant) for any uncured breach by Landlord of its obligations under this Lease as referenced in (ii) above.

         16. Governmental Regulations. Tenant shall promptly comply throughout the Term, at Tenant's sole cost and expense, with all present and future laws, ordinances, orders, rules, regulations or requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof (collectively, "Governmental Requirements") relating to (a) all or any part of the Demised Premises, and (b) the use or manner of use of the Demised Premises. Tenant shall also observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises. Without limiting the foregoing, if as a result of one or more Governmental Requirements it is necessary, from time to time during the Term, to perform an alteration or modification of the Demised Premises (a "Code Modification") that is made necessary as a result of the specific use being made by Tenant of the Demised Premises, then such Code Modification shall be the sole and exclusive responsibility of Tenant in all respects; any such Code Modification shall be promptly performed by Tenant at its expense in accordance with the applicable Governmental Requirement and with Section 18 hereof. Tenant shall promptly send to Landlord a copy of any written notice received by Tenant requiring a Code Modification.

         17. Environmental Matters.

         (a) For purposes of this Lease:

                  (i) "Contamination" as used herein means the presence of or release of Hazardous Substances (as hereinafter defined) into any environmental media from, upon, within, below, into or on any portion of the Demised Premises or the Building so as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

                  (ii) "Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, which exist now or as may exist hereafter, concerning protection of human health, safety and the environment, all as may be amended from time to time.

                  (iii) "Hazardous Substances" as used herein means any hazardous or toxic substance, material, chemical, pollutant, contaminant or waste as those terms are defined by any applicable Environmental Laws, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. ("RCRA") and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.

         (b) Landlord represents that, except as revealed to Tenant in writing by Landlord, to Landlord's actual knowledge, Landlord has not treated, stored or disposed of any Hazardous Substances upon or within the Demised Premises, nor, to Landlord's actual knowledge, has any predecessor owner of the Demised Premises. Landlord further represents and warrants that, to the best of its knowledge, the Demised Premises is not contaminated with Hazardous Substances as of the date hereof.

         (c) Tenant covenants that all its activities, and the activities of Tenant's Affiliates (as defined in Section 11(b)), on the Demised Premises or the Building during the Term will be conducted in compliance with Environmental Laws. Tenant warrants that it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Laws. Tenant, at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Demised Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws. Tenant warrants that it has obtained all such permits, licenses or approvals and made all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Demised Premises or will obtain such permits, licenses or approvals within thirty (30) days of the Lease Commencement Date or as required by law.

         (d) Tenant shall not cause any Hazardous Substances to be brought upon or used in or about the Demised Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that the consent of Landlord shall not be required for the use at the Demised Premises of cleaning supplies, toner for photocopying machines and other similar materials, in containers and quantities reasonably necessary for and consistent with normal and ordinary use by Tenant in the routine operation or maintenance of Tenant's office equipment or in the routine janitorial service, cleaning and maintenance for the Demised Premises. For purposes of this Section, Landlord shall be deemed to have reasonably withheld consent if Landlord determines that the presence of such Hazardous Substance within the Demised Premises could result in a risk of harm to person or property or otherwise negatively affect the value or marketability of the Building.

         (e) Tenant shall not cause or permit the release of any Hazardous Substances by Tenant or Tenant's Affiliates into any environmental media such as air, water or land, or into or on the Demised Premises or the Building in any manner that violates any Environmental Laws. If such release shall occur, Tenant shall (i) take all steps necessary to contain and control such release and any associated Contamination, (ii) clean up or otherwise remedy such release and any associated Contamination to the extent required by, and take any and all other actions required under, applicable Environmental Laws and (iii) notify and keep Landlord informed of such release and response.

         (f) Regardless of any consents granted by Landlord pursuant to Section 17(d) allowing Hazardous Substances upon the Demised Premises, Tenant shall under no circumstances whatsoever cause or permit (i) any activity on the Demised Premises which would cause the Demised Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder, (ii) the discharge of Hazardous Substances into the storm sewer system serving the Demised Premises or (iii) the installation of any underground storage tank or underground piping on or under the Demised Premises.

         (g) From and after Commencement Date, Tenant shall and hereby does indemnify Landlord and hold Landlord harmless from and against any and all expense, loss, and liability suffered by Landlord (except to the extent that such expenses, losses, and liabilities arise out of Landlord's own gross negligence or willful act), by reason of the storage, generation, release, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) by Tenant or Tenant's Affiliates or by reason of Tenant's breach of any of the provisions of this Section. Such expenses, losses and liabilities shall include, without limitation, (i) any and all reasonable expenses that Landlord may incur to comply with any Environmental Laws; (ii) any and all reasonable costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises or the Building; (iii) any and all reasonable costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (iv) any and all fines, penalties or other sanctions assessed upon Landlord; and (v) any and all reasonable legal and professional fees and costs incurred by Landlord in connection with the foregoing. The indemnity contained herein shall survive the expiration or earlier termination of this Lease.

         18. Tenant Alterations and Additions.

         (a) Tenant shall not make or permit to be made any alterations, improvements or additions to the Demised Premises without first obtaining on each occasion Landlord's prior written consent (which consent Landlord agrees not to unreasonably withhold, condition or delay). Landlord may require that Tenant submit plans and specifications to Landlord, for Landlord's approval or disapproval, which approval shall not be unreasonably withheld, conditioned or delayed. All alterations, improvements or additions shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first-class materials. Tenant shall maintain and shall require its contractors to maintain insurance reasonably satisfactory to Landlord during the construction of any alterations, improvements or additions. Upon completion of the alteration, improvement or addition it shall become part of the Demised Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease.

         (b) To the extent permitted by law, all of Tenant's contracts and subcontracts for such Tenant's Changes shall provide that no lien shall attach to or be claimed against the Demised Premises or any interest therein other than Tenant's leasehold interest in the Demised Premises, and that all subcontracts let thereunder shall contain the same provision. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord harmless against all liens, claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. Tenant shall not permit the Demised Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor, material or services furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed for the Demised Premises by, or at the direction or sufferance of Tenant and if any such liens are filed against the Demised Premises, Tenant shall promptly discharge the same; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord, within fifteen (15) days after Tenant receives notice of said lien, such security as may be reasonably satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of Landlord's interest in the Demised Premises by reason of non-payment thereof; provided further that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied. If Tenant fails to post such security or does not diligently contest such lien, Landlord may, without investigation of the validity of the lien claim, discharge such lien and Tenant shall reimburse Landlord upon demand for final costs and expenses incurred in connection therewith, which expenses shall include any reasonable attorneys' fees, paralegals' fees and any and all costs associated therewith, including litigation through all trial and appellate levels and any costs in posting bond to effect a discharge or release of the lien. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject the Demised Premises to liability under any lien law now or hereafter existing of the state in which the Demised Premises are located.

         19. Fire and Other Casualty. In the event the Demised Premises are damaged by fire or other casualty insured by Landlord, Landlord agrees to promptly restore and repair the Demised Premises at Landlord's expense, including the Improvements to be insured by Tenant but only to the extent of (i) Landlord's net insurance proceeds therefore, after deduction of any costs of collection including, but not limited to, attorneys' fees and architects' fees, and (ii) the proceeds from the insurance required to be carried by Tenant on the

Improvements. Notwithstanding the foregoing, in the event that the Demised Premises are (i) in the reasonable opinion of Landlord, so destroyed that they cannot be repaired or rebuilt within two hundred forty (240) days after the date of such damage; or (ii) destroyed by a casualty which is not covered by Landlord's insurance, or if such casualty is covered by Landlord's insurance but Lender or other party entitled to insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Demised Premises, then Landlord shall give written notice to Tenant of such determination (the "Determination Notice") within sixty (60) days of such casualty. Either Landlord or Tenant may terminate and cancel this Lease effective as of the date of such casualty by giving written notice to the other party within thirty (30) days after Tenant's receipt of the Determination Notice. Upon the giving of such termination notice, all obligations hereunder with respect to periods from and after the effective date of termination shall thereupon cease and terminate. If no such termination notice is given, Landlord shall, to the extent of the available insurance proceeds, make such repair or restoration of the Demised Premises to the approximate condition existing prior to such casualty, promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Demised Premises (if Tenant is still occupying the Demised Premises). Base Rent shall proportionately abate during the time that the Demised Premises or any part thereof are unusable by reason of any such damage thereto. The charges of any architect or engineer employed by Landlord to pass upon any plans and specifications and to supervise and approve any construction, or for any services rendered by the architect or engineer to Landlord as contemplated by any of the provisions of this Lease, will be paid from the insurance proceeds as a cost of the repair or rebuilding. The fees of the architect or engineer will be those that are customarily paid for comparable services. Rent will not abate pending the repairs or rebuilding except to the extent to which Landlord receives a net sum as proceeds of rent insurance, if any.

         20. Condemnation.

         (a) If all of the Demised Premises is taken or condemned for a public or quasi-public use, or if a material portion of the Demised Premises is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Tenant for the purposes for which it was used immediately before the taking or condemnation, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor or the date on which Tenant is deprived of possession of the Demised Premises. In such event, the Base Rent herein reserved and other sums payable hereunder shall be apportioned and paid in full by Tenant to Landlord to that date, all Base Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive.

         (b) If only part of the Demised Premises is taken or condemned for a public or quasi-public use and this Lease does not terminate pursuant to Section 21(a), Landlord shall, to the extent of the award it receives, restore the Demised Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable adjustment to the Base Rent based on the actual loss of use of the Demised Premises suffered by Tenant from the taking.

         (c) Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section, without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Tenant's moveable trade fixtures, machinery and moving expenses, provided that the making of such claim shall not and does not adversely affect or diminish Landlord's award.

         (d) If this Lease ends according to subsection 20(a), the condemnation award will be paid in the order in this subparagraph to the extent it is sufficient:

                  (i) First, Landlord will be reimbursed for its reasonable, actually incurred attorneys' fees, appraisal fees, and other reasonable costs actually incurred in prosecuting the claim for the award;

                  (ii) Second, Landlord will be paid for lost Rent and the value of the reversion as of the ending date;

                  (iii) Third, Tenant will be paid for its reasonable attorneys' fees actually incurred, other reasonable, actually incurred costs incurred in connection with its claim for the award and its adjusted book value as of the date of the taking of its improvements (excluding trade fixtures) made to the Demised Premises. In computing its adjusted book value, improvements will be conclusively presumed to have been depreciated or amortized for federal income tax purposes over their useful lives with a reasonable salvage value;

                  (iv) Fourth, the balance will be divided equally between Landlord and Tenant.

         21. Tenant's Default.

         (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" of Tenant under this Lease:

                  (i) if Tenant fails to pay Base Rent hereunder and such failure shall continue for more than five (5) days after the date it is due;

                  (ii) if Tenant fails to pay any other amount due hereunder and such failure shall continue for more than five (5) days after Landlord gives written notice to Tenant of such failure;

                  (iii) if Tenant fails to pay Base Rent on time more than three
         (3) times in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period;

                  (iv) if Tenant permits a lien to attach to the Demised Premises in violation of the terms hereof which is not released within fifteen (15) days after filing;

                  (v) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Tenant receives written notice of such failure;

                  (vi) if any petition is filed by or against Tenant under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

                  (vii) if Tenant becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors;

                  (viii) if a receiver, custodian, or trustee is appointed for the Demised Premises or for all or substantially all of the assets of Tenant, which appointment is not vacated within sixty (60) days following the date of such appointment; or

                  (ix) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant written notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty
         (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time.

         (b) Upon the occurrence of any one or more Events of Default, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section):

                  (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Demised Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Demised Premises to Landlord on the date specified in such notice; or

                  (ii) Terminate this Lease as provided in Section 21(b)(i) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, an amount which, at the date of such termination, is calculated as follows: (1) the value of the excess, if any, of (A) the Base Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Expiration Date had this Lease not been terminated (the "Remaining Term"), less (B) the aggregate reasonable rental value of the Demised Premises for the Remaining Term (which excess, if any, shall be discounted to present value at the "Treasury Yield" as defined below for the Remaining Term); plus (2) the costs of recovering possession of the Demised Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees; plus (3) the unpaid Base Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Demised Premises. The amount as calculated above shall be deemed immediately due and payable. The payment of the amount calculated in subparagraph (ii)(1) shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.l5(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph (ii)(l)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Remaining Term, (b) the then current market conditions in the general area in which the Building is located, (c) the likelihood of reletting the Demised Premises for a period of time equal to the Remaining Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located,
         (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the Remaining Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

                  (iii) Without terminating this Lease, declare immediately due and payable the sum of the following: (1) the present value (calculated using the "Treasury Yield") of all Base Rent due and coming due under this Lease for the entire Remaining Term (as if by the terms of this Lease they were payable in advance), plus (2) the cost of recovering and reletting the Demised Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus (3) any unpaid Base Rent and other rentals, charges, assessments and other sums owing by Tenant to Landlord under this Lease or in connection with the Demised Premises as of the date this provision is invoked by Landlord, plus (4) interest on all such amounts from the date due at the Interest Rate (as hereinafter defined), and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy or insolvency proceedings to enforce payment thereof; provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Base Rent payable hereunder throughout the Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive a credit from Landlord of all rents received by Landlord from other assignees, tenants and subtenants on account of said Demised Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subsection (iii)), less all costs, expenses and reasonable attorneys' fees of Landlord incurred but not yet reimbursed by Tenant in connection with recovering and reletting the Demised Premises; or

                  (iv) Without terminating this Lease, in its own name but as agent for Tenant, enter into and upon and take possession of the Demised Premises or any part thereof and any property remaining in the Demised Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant for a period of thirty
         (30) days without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by Landlord's gross negligence. After such thirty (30) day period the property shall become the property of the Landlord.
         Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Demised Premises or any portion thereof as the agent of Tenant upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Demised Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

                  (v) Without terminating this Lease, and with or without notice to Tenant, enter into and upon the Demised Premises and, without being liable for prosecution or any claim for damages therefore, maintain the Demised Premises and repair or replace any damages thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any reasonable expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

                  (vi) Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same so long as an Event of Default exists under this Lease; or

                  (vii) With or without terminating this Lease, allow the Demised Premises to remain unoccupied and collect rent from Tenant as it comes due; or

                  (viii) Pursue such other remedies as are available at law or equity.

         (c) If this Lease shall terminate as a result of or while there exists an uncured Event of Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or uncured Event of Default.

         (d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

         (e) No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent in full or in part following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

         (f) If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

         22. Landlord's Right of Entry. Tenant agrees to permit Landlord and the authorized representatives of Landlord and of Lender to enter upon the Demised Premises at all reasonable times for the purposes of inspecting the Demised Premises and Tenant's compliance with this Lease, and making any necessary repairs thereto; provided that, except in the case of an emergency, Landlord or Lender, as the case may be, shall give Tenant reasonable prior notice of Landlord's or Lender's intended entry upon the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any work required of Tenant hereunder, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. Landlord shall not be liable for inconvenience, annoyance, disturbance or other damage to Tenant by reason of making such repairs or the performance of such work in the Demised Premises or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof except to the extent caused by the gross negligence of Landlord, and the obligations of Tenant under this Lease shall not thereby be affected; provided, however, that Landlord shall use reasonable efforts not to disturb or otherwise interfere with Tenant's operations in the Demised Premises in making such repairs or performing such work. Landlord also shall have the right to enter the Demised Premises at all reasonable times to exhibit the Demised Premises to any prospective purchaser, mortgagee or tenant thereof.

         23. Lender's Rights.

         (a) For purposes of this Lease:

                  (x) "Lender" as used herein means the holder of a Mortgage;

                  (xi) "Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Demised Premises, and any amendments, modifications, extensions or renewals thereof.

         (b) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage. Tenant recognizes and acknowledges the right of Lender to foreclose or exercise the power of sale against the Demised Premises under any Mortgage. In the event Lender exercises its right to foreclose or proceed with the power of sale against the Demised Premises, Tenant shall be allowed to remain in possession of the Demised Premises provided Tenant is not in default hereunder.

         (c) Tenant shall,  in confirmation  of the  subordination  set forth in
Section 23(b) and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to Lender any and all instruments requested by either of them to evidence such subordination.

         (d) At any time during the Term, Lender may, by written notice to Tenant, make this Lease superior to the lien of its Mortgage. If requested by Lender, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lender, any and all instruments that may be necessary to make this Lease superior to the lien of any Mortgage.

         (e) If Lender (or Lender's nominee, or other purchaser at foreclosure) shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, if requested by such successor, attorn to and recognize such successor as Tenant's landlord under this Lease without change in the terms and provisions of this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment, provided that such successor shall not be bound by (i) any payment of Base Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, (ii) any provision of any amendment to the Lease to which Lender has not consented if entered into after Lender's interest in the Demised Premises arose, (iii) the defaults of any prior landlord under this Lease, or (iv) any offset rights arising out of the defaults of any prior landlord under this Lease. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

         (f) In the event there is a Mortgage at any time during the Term, Landlord shall use reasonable efforts to cause the Lender to enter into a subordination, nondisturbance and attornment agreement with Tenant reasonably satisfactory to Tenant and consistent with this Section.

         24. Estoppel Certificate and Financial Statement. Landlord and Tenant agree, at any time, and from time to time, within fifteen (15) days after receipt of written request of the other, to execute, acknowledge and deliver a statement in writing in recordable form to the requesting party and/or its designee certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified), (ii) the dates to which Base Rent and other charges have been paid, (iii) whether or not, to the best of its knowledge, there exists any failure by the requesting party to perform any term, covenant or condition contained in this Lease, and, if so, specifying each such failure, (iv) (if such be the case) Tenant has unconditionally accepted the Demised Premises and is conducting its business therein, and (v) and as to such additional matters as may be reasonably requested, it being intended that any such statement delivered pursuant hereto may be relied upon by the requesting party and by any purchaser of title to the Demised Premises or by any mortgagee or any assignee thereof or any party to any sale-leaseback of the Demised Premises, or the landlord under a ground lease affecting the Demised Premises.

         25. Landlord Liability. No owner of the Demised Premises, whether or not named herein, shall have liability hereunder after it ceases to hold title to the Demised Premises (except for matters occurring during the period that said owner owns the Demised Premises) provided that such successor owner has assumed the obligations of Landlord under this Lease. Neither Landlord nor any officer, director, shareholder, partner or principal of Landlord, whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease. IN THE EVENT LANDLORD IS IN BREACH OR DEFAULT WITH RESPECT TO LANDLORD'S OBLIGATIONS OR OTHERWISE UNDER THIS LEASE, TENANT SHALL LOOK SOLELY TO THE EQUITY OF LANDLORD IN THE LAND AND BUILDING FOR THE SATISFACTION OF TENANT'S REMEDIES. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT LANDLORD'S LIABILITY UNDER THE TERMS, COVENANTS, CONDITIONS, WARRANTIES AND OBLIGATIONS OF THIS LEASE SHALL IN NO EVENT EXCEED LANDLORD'S EQUITY INTEREST IN THE BUILDING.

         26. Notices. Any notice required or permitted to be given or served by either party to this Lease shall be deemed given when made in writing, and either (i) personally delivered, (ii) deposited with the United States Postal Service, postage prepaid, by registered or certified mail, return receipt requested, or (iii) delivered by licensed overnight delivery service providing proof of delivery, properly addressed to the address set forth in Section 1(k) (as the same may be changed by giving written notice of the aforesaid in accordance with this Section). If any notice mailed is properly addressed with appropriate postage but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.

         27. Brokers. Tenant represents and warrants to Landlord that Tenant has not engaged or had any conversations or negotiations with any broker, finder or other third party concerning the leasing of the Demised Premises to Tenant who would be entitled to any commission or fee based on the execution of this Lease. Tenant hereby indemnifies Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

         28. Assignment and Subleasing.

         (a) Tenant may not assign, mortgage, pledge, encumber or otherwise transfer this Lease, or any interest hereunder, or sublet the Demised Premises, in whole or in part, without on each occasion first obtaining the prior express written consent of Landlord, which consent Landlord shall not unreasonably withhold, condition or delay. For purposes of this Section, by way of example and not limitation, Landlord shall be deemed to have reasonably withheld consent if Landlord determines (i) that the prospective assignee or subtenant is not of a reasonable financial strength in Landlord's reasonable opinion, (ii) that the prospective assignee or subtenant has a poor business reputation, or (iii) that the proposed use of the Demised Premises by such prospective assignee or subtenant (including, without limitation, a use involving the use or handling of Hazardous Substances) will negatively affect the value or marketability of the Building or the Demised Premises.

         (b) Notwithstanding Section 28(a) above, provided that there then exists no Event of Default under this Lease which remains uncured, Tenant shall have the right, upon thirty (30) days' prior written notice to Landlord but without Landlord's prior consent, (i) to sublet all or part of the Demised Premises to any related entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; or (ii) to assign this Lease to a successor entity into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property, provided that such successor entity assumes substantially all of the obligations and liabilities of Tenant (including, without limitation, all of those obligations of Tenant arising under this Lease) and, after such transaction, shall have assets, capitalization, tangible net worth and creditworthiness at least equal to the assets, capitalization, tangible net worth and creditworthiness of Tenant as of the Lease Date and/or the date of assignment or subleasing as determined by generally accepted accounting principles. For the purpose hereof, (i) "control" shall mean ownership of not less than fifty percent (50%) of all the voting stock or legal and equitable interest in such entity, and (ii) "tangible net worth" shall mean the excess of the value of tangible assets (i.e. assets excluding those which are intangible such as goodwill, patents and trademarks) over liabilities. Any sublease or assignment pursuant to and in compliance with this subsection (b) shall be referred to herein as a "Related Assignment". With respect to any Related Assignment, Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this subsection (b) have been satisfied.

         (c) Except with respect to a Related Assignment, if Tenant desires to assign this Lease or sublet the Demised Premises or any part thereof, Tenant shall give Landlord written notice no later than thirty (30) days in advance of the proposed effective date of any proposed assignment or sublease, specifying
(i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space within the Demised Premises proposed to be subleased,
(iii) the proposed effective date and duration of the assignment or subletting and (iv) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may reasonably request to evaluate the proposed assignment or sublease. Landlord shall have a period of thirty (30) days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to terminate this Lease as to the space so affected as of the proposed effective date set forth in Tenant's notice, in which event Tenant shall be relieved of all further obligations hereunder as to such space, except for obligations which expressly survive the termination hereof; or (ii) to permit Tenant to assign or sublet such space; provided, however, that, if the rent rate agreed upon between Tenant and its proposed subtenant or assignee is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Demised Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent), then one half (1/2) of such excess rent and other consideration (after payment of brokerage commissions, attorneys' fees and other disbursements reasonably incurred by Tenant for such assignment and subletting if acceptable evidence of such disbursements is delivered to Landlord) shall be considered additional rent (the "Additional Rent") owed by Tenant to Landlord, and shall be paid by Tenant to Landlord, in the case of excess rent, in the same manner that Tenant pays Base Rent and, in the case of any other consideration, within ten (10) business days after receipt thereof by Tenant; or (iii) to refuse, in Landlord's reasonable discretion (taking into account all relevant factors including, without limitation, the factors set forth in Section 28(a) above), to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Demised Premises. If Landlord should fail to notify Tenant in writing of such election within the aforesaid thirty (30) day period, Landlord shall be deemed to have elected option (iii) above. Tenant agrees to reimburse Landlord for reasonable legal fees and any other reasonable costs incurred by Landlord in connection with any requested assignment or subletting, and such payments shall not be deducted from the Additional Rent owed to Landlord pursuant to subsection (ii) above. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed.

         (d) No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer. Permitted subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without, however, relieving Tenant of any of its liability hereunder. No such assignment, subletting, occupancy or collection shall be deemed the acceptance of the assignee, tenant or occupant, as Tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease.

         29. Termination or Expiration.

         (a) No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

         (b) At the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Demised Premises and all improvements, alterations and additions thereto, and keys therefor to Landlord, clean and neat, and in the same condition as at the Lease Commencement Date, excepting normal wear and tear, condemnation and casualty other than that required to be insured against by Tenant hereunder.

         (c) If Tenant remains in possession of the Demised Premises after expiration of the Term, with or without Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant-at-sufferance at one hundred fifty percent (150%) of the Base Rent in effect at the end of the Term. There shall be no renewal of this Lease by operation of law. In addition to the foregoing, Tenant shall be liable for all damages, direct and consequential, incurred by Landlord as a result of such holdover. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Demised Premises shall reinstate, continue or extend the Term or Tenant's right of possession.

         30. Late Payments. In the event any installment of rent, inclusive of Base Rent or other sums due hereunder, if any, is not paid within five (5) days after the due date therefor, Tenant shall pay an administrative fee (the "Administrative Fee") equal to five percent (5%) of such past due amount, plus interest on the amount past due at the lesser of (i) the maximum interest rate allowed by law or (ii) a rate of twelve percent (12%) per annum (the "Interest Rate"), in order to defray the additional expenses incurred by Landlord as a result of such late payment. The Administrative Fee is in addition to, and not in lieu of, any of the Landlord's remedies hereunder.

         31. Quiet Enjoyment. So long as there is no uncured Event of Default hereunder, Landlord agrees that Tenant shall have the right to quietly use and enjoy the Demised Premises for the Term in accordance with the terms and conditions hereof.

         32. Miscellaneous.

         (a) The parties hereto hereby covenant and agree that Landlord shall receive the Base Rent and all other sums payable by Tenant hereinabove provided as net income from the Demised Premises, without any abatement (except as set forth in Section 19 and Section 20), reduction, set-off, counterclaim, defense or deduction whatsoever.

         (b) If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and that in lieu of such illegal, invalid or unenforceable clause or provision there shall be substituted a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable,

         (c) All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

         (d) TIME IS OF THE ESSENCE FOR THIS LEASE.

         (e) No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder or to insist upon strict compliance by Landlord or Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's or Tenant's rights to demand exact compliance with the terms hereof.

         (f) This Lease contains the entire agreement of the parties hereto as to the subject matter of this Lease and no prior representations, inducements, letters of intent, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. Any future amendment to this Lease must be in writing and signed by the parties hereto. The masculine (or neuter) pronoun, singular number shall include the masculine, feminine and neuter gender and the singular and plural number.

         (g) This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant's interest is not subject to levy and sale, and is not assignable by Tenant except as expressly set forth herein.

         (h) Tenant shall have the right to include in its required securities filing a copy of this Lease, as required by applicable federal securities laws and may record a memorandum of this Lease on the real property records.

         (i) The captions of this Lease are for convenience only and are not a part of this Lease, and do not in any way define, limit, describe or amplify the terms or provisions of this Lease or the scope or intent thereof.

         (j) This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

         (k) This Lease shall be interpreted under the laws of the State where the Demised Premises are located.

         (l) The parties acknowledge that this Lease is the result of negotiations between the parties, and in construing any ambiguity hereunder no presumption shall be made in favor of either party. No inference shall be made from any item which has been stricken from this Lease other than the deletion of such item.

         33. No Offer Until Executed. The submission of this Lease by Landlord to Tenant for examination or consideration does not constitute an offer by Landlord to lease the Demised Premises and this Lease shall become effective, if at all, only upon the execution and delivery thereof by Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord constitutes an offer to lease the Demised Premises on the terms contained herein. The offer by Tenant will be irrevocable until 6:00 p.m. Eastern time for fifteen (15) days after the date of execution of this Lease by Tenant and delivery to Landlord.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seals, the day and year first above written.

                                    LANDLORD:

Date: October 3, 2003               Middle Road Properties, LLC, (SEAL)
                                    a North Carolina limited liability company


                                    By: /s/ John D. Soffe
                                        -------------------------------------
                                    Name: John D. Soffe
                                    Title:




                                     TENANT:

Date: October 3, 2003               M.J. SOFFE Co., (SEAL)
                                    a North Carolina corporation

                                    By:  /s/ Robert W. Humphreys
                                         -------------------------------------
                                    Name:  Robert W. Humphreys
                                    Title:

                                  EXHIBIT A



                                Demised Premises